POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 17th day of June, 2002.


                               /s/ Nigel D. T. Andrews
                               ----------------------------------
                               Nigel D. T. Andrews

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 3rd day of April, 2000.


                               /s/ Frankie D. Hughes
                               ----------------------------------
                               Frankie D. Hughes

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 26th day of February, 2002.


                               /s/ Lyn Hutton
                               ----------------------------------
                               Lyn Hutton

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 11th day of April, 2000.


                               /s/ Eugene J. McDonald
                               ----------------------------------
                               Eugene J. McDonald

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 17th day of April, 2000.


                               /s/ Thomas F. Morrissey
                               ----------------------------------
                               Thomas F. Morrissey

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 25th day of April, 2000.


                               /s/ Roger Noall
                               ----------------------------------
                               Roger Noall

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 18th day of June, 2002.


                               /s/ Karen F. Shepherd
                               ----------------------------------
                               Karen F. Shepherd

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 11th day of April, 2000.


                               /s/ Frank A. Weil
                               ----------------------------------
                               Frank A. Weil

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 25th day of April, 2000.


                               /s/ Donald E. Weston
                               ----------------------------------
                               Donald E. Weston

                                POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS, that the undersigned Trustee of THE VICTORY VARIABLE INSURANCE FUNDS, a Delaware business trust, (the "Trust"), constitutes and appoints Carl Frischling and Jay G. Baris my true and lawful attorneys-in-fact, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities as a trustee of the Trust, to sign for me and in my name in the appropriate capacity, any and all Registration Statements on Form N-1A of the Trust under the Securities Act of 1933, as amended (the "Securities Act"), and the Investment Company Act of 1940, as amended (the "1940 Act"), any and all Pre-Effective Amendments to any Registration Statement of the Trust, any and all Post-Effective Amendments to said Registration Statements, any and all Registration Statements on Form N-14, and any supplements or other instruments in connection therewith, and generally to do all such things in my name and behalf in connection therewith as said attorneys-in-fact deem necessary or appropriate, and that have been approved by the Board of Trustees of the Trust or by the appropriate officers of the Trust, acting in good faith and in a manner they reasonably believe to be in the best interests of the Trust, upon the advice of counsel, such approval to be conclusively evidenced by their execution thereof, to comply with the provisions of the Securities Act and the 1940 Act, and all related requirements of the Securities and Exchange Commission, hereby ratifying and confirming all that said attorneys-in-fact or their substitutes may do or cause to be done by virtue hereof.

Witness my hand on this 7th day of April, 2000.


                               /s/ Leigh A. Wilson
                               ----------------------------------
                               Leigh A. Wilson